UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): March 13, 2014

ION Geophysical Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12691 (Commission file number)	22-2286646 (I.R.S. Employer Identification No.)

2105 CityWest Blvd, Suite 400
Houston, Texas 77042-2839
(Address of principal executive offices, including Zip Code)

(281) 933-3339
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

Gregory J. Heinlein, Senior Vice President and Chief Financial Officer of ION Geophysical Corporation (the “Company”), will be presenting at the Sidoti & Company Eighteenth Annual Emerging Growth Institutional Investor Forum to be held in New York City on March 17-18, 2014. Mr. Heinlein is scheduled to present on March 18, 2014, at approximately 2:40 p.m. Eastern Time.
A copy of the presentation slides from the presentation will be available in the “Investor Relations” section of the Company’s website at www.iongeo.com on the day of the presentation and will be archived there for approximately 90 days.
The information contained in Item 7.01 of this report (i) is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) shall not be incorporated by reference into any previous or future filings made by or to be made by the Company with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.
The presentations referenced in this report and any oral or written statements made in connection with the presentations may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements may include statements of future sales, earnings and market growth, timing of sales, future liquidity and cash levels, future estimated revenues and earnings, sales expected to result from backlog, benefits expected to result from the INOVA Geophysical and OceanGeo joint ventures and related transactions, expected outcome of litigation and other statements that are not of historical fact. Actual results may vary materially from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include risks associated with litigation, including the risk that an unfavorable judgment in the lawsuit brought by WesternGeco could have a materially adverse effect on the Company’s financial results and liquidity; the timing and development of the Company's products and services and market acceptance of the Company's new and revised product offerings; the operation of the INOVA Geophysical and OceanGeo joint ventures; the Company's level and terms of indebtedness; competitors' product offerings and pricing pressures resulting therefrom; the relatively small number of customers that the Company currently relies upon; the fact that a significant portion of the Company's revenues is derived from foreign sales; that sources of capital may not prove adequate; the Company's inability to produce products to preserve and increase market share; collection of receivables; and technological and marketplace changes affecting the Company's product lines. Additional risk factors, which could affect actual results, are disclosed by the Company from time to time in its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2013 and its Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed during 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2014	ION GEOPHYSICAL CORPORATION
By: /s/ DAVID L. ROLAND David L. Roland Senior Vice President, General Counsel and Corporate Secretary

3